Supplement Dated November 20, 2018 to your Prospectus Dated June 28, 2018

Effective November 1, 2018, the sub-advisor for Rational Trend Aggregation VA Fund has been updated as follows:

Previous Advisor and Sub-advisor	New Advisor and Sub-advisor
Rational Advisors, Inc., Sub-advised by PVG Asset Management Corp.	Rational Advisors, Inc., Sub-advised by Tuttle Tactical Management, LLC

This Supplement Should Be Retained For Future Reference.

HV-7750